BUSINESS LOAN APPLICATION

Dated: September 12, 2017	NOTICE TO APPLICANT: IF YOU ARE MARRIED YOU MAY APPLY FOR A SEPARATE ACCOUNT.
☐ JOINT CREDIT. (Please initial)	The applicants intend to apply for joint credit.

TO (LENDER)
Summit Community Bank
310 N Main Street

Moorefield, WV 26836

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

APPLICANT INFORMATION

Name: SMITH-MIDLAND CORPORATION	Street Address: P O BOX 300	
City: MIDLAND	State: VA	Zip Code: 22728
Telephone Number: (540)439-3266	Tax I.D. Number: 54-1727060	
Type of Business:	Type of Organization: ☒ Corporation ☐ Partnership ☐ Proprietorship ☐ Limited Liability Company ("LLC")	
State and County Where Organized: VA Fauquier	Date Business Entity Started Or Date of Birth, If Indiv. or Sole Prop.:	

LIST: OWNERS, PARTNERS, MEMBERS, MANAGERS, OFFICERS , AS APPLICABLE

Name: ASHLEY B SMITH	Telephone Number: (540)439-1869		Social Security Number: 228-92-5481	
Street Address, City, State, Zip Code: P O BOX 183 MIDLAND, VA 22728	Title: President		Age:	% of Ownership:
	☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	
Name:	Telephone Number:		Social Security Number:	
Street Address, City, State, Zip Code:	Title:		Age:	% of Ownership:
	☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	
Name:	Telephone Number:		Social Security Number:	
Street Address, City, State, Zip Code:	Title:		Age:	% of Ownership:
	☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	
Name:	Telephone Number:		Social Security Number:	
Street Address, City, State, Zip Code:	Title:		Age:	% of Ownership:
	☐ Personal Financial Statement Enclosed		☐ Personal Credit Report Enclosed	

TYPE(S) OF LOAN(S) REQUESTED

A	Amount $1,500,000.00	Repayment Program Purpose Renew existing Guidance Line used to purchase equipment
B	Amount $	Repayment Program Purpose
C	Amount $	Repayment Program Purpose

LENDER'S APPROVAL

(FOR LENDER'S USE ONLY)

LOAN DETAIL

Amount	Type	Term	Rate	Closing Fee
$				
Amount $	Type	Term	Rate	Closing Fee

LOAN FORMULA

SECURITY

☐ Accounts and Inventory ☐ Mortgages *(Specify)* ☐ Guarantees *(Specify)* ☐ Subordination of Debt *(Specify)*

☐ Equipment ☐ Loss Payable Clause ☐ Terminations Required *(Specify)* ☐ Discharges Required *(Specify)*

☐ Other

LOAN TO VALUE

REPORTING REQUIREMENTS:

☐ Monthly Accounts Receivable Agings ☐ Monthly Inventory Reports

☐ Annual Financial Statement Type: ☐ Interim Financial Statements Type: Frequency:

EXISTING RELATIONSHIP

	High	Low	Average	Off
CREDIT LINE USAGE HISTORY	$	$	$	

LOAN AND OVERDRAFT EXPERIENCE: ☐ Excellent ☐ Satisfactory ☐ Review With Investigator

Customer Identification Program (CIP) Record Information *(Describe Additional Data Collected Pursuant to Institution's CIP)*

Applicant:

☐ Applicant Information Collected and Verified in Accordance with CIP *(initial)* ______

CLOSING STATEMENT

DISBURSEMENT NUMBER

CHECK NUMBER	AMOUNT	PAYABLE TO
(1)	$	
(2)	$	
(3)	$	
(4)	$	
NET PROCEEDS		

SIGNATURES

INTERVIEWER ______ CLOSED BY ______

INVESTIGATOR ______ REVIEWED BY ______

DECISION BY ______ OFFICE OR BRANCH ______

DISCOUNTED BY ______ TYPE CODE ______ OFFICER CODE ______

SIGNATURES

Name of Applicant SMITH-MIDLAND CORPORATION

By X [signature] 09/12/2017 Date By X ______ Date

ASHLEY B SMITH

Its President Its ______

By X ______ Date By X ______ Date

Its Its